UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 9, 2022

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 9, 2022, O-I Canada Corp. (“O-I Canada”), an indirect wholly owned subsidiary of O-I Glass, Inc. (the “Company”), completed a sale and leaseback transaction with an affiliate of Crestpoint Real Estate Investments Ltd. (“Crestpoint”), pursuant to which such affiliate purchased O-I Canada’s plant in Brampton, Ontario, Canada for a purchase price of CAD $244 million (approximately USD $191 million).

In connection with this transaction, O-I Canada, as tenant, and the Company, as a guarantor, entered into a lease with Crestpoint’s affiliate to lease the Brampton, Ontario plant for an initial term of 10 years. The lease requires O-I Canada to make base rent payments of approximately CAD $9.3 million (USD $7.3 million) in the first year, gradually increasing to approximately CAD $11.6 million (USD $9.1 million) in the tenth year. O-I Canada, in its discretion, has the option to extend the lease for up to 13 additional years, via two options to extend for an additional five years each along with a third option to extend for an additional three years. O-I Canada also has the right to terminate the lease during the initial term at no cost as early as May 9, 2029, subject to O-I Canada providing the required advance notice. Crestpoint has placed CAD $5 million (approximately USD $4 million) in an escrow account for the benefit of O-I Canada for the purposes of making future repairs to the property after closing, which amount is separate from and in addition to the purchase price paid pursuant to the acquisition.

On May 12, 2022, the Company issued a press release announcing the completion of this sale and leaseback transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: May 12, 2022	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer